UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2022

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

delaware	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1185 Avenue of the Americas, Third Floor, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2022, the board of directors of Oramed Pharmaceuticals Inc. (the “Company”) adopted Third Amended and Restated By-laws, which became effective immediately, to among other things, permit the annual stockholder meeting to be held solely by means of remote communication, update the required vote for all matters coming before any meeting of stockholders to be decided by a majority of the votes cast by the holders of shares of stock present in person or represented by proxy at such meeting and entitled to vote on the subject matter rather than the vote of a majority of the number of shares of stock present in person or represented by proxy at such meeting and entitled to vote on the subject matter, provide that abstentions and broker non-votes shall be excluded with respect to the subject matter, set forth procedures and conditions with respect to stockholder proposals and stockholder director nominations, permit notice to be given by electronic transmission and provide that the Court of Chancery of the State of Delaware be the sole and exclusive forum for specified claims on behalf of or against the Company, its directors, officers, employees and stockholders, as applicable.

The foregoing description of the Third Amended and Restated By-laws of the Company is qualified in its entirety by reference to the full text of the Third Amended and Restated By-laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated herein by reference. In addition, a marked copy of the Third Amended and Restated By-laws indicating the changes made to such document is filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Third Amended and Restated By-laws, adopted effective September 15, 2022. (Filed herewith).
3.2	Third Amended and Restated By-laws, adopted effective September 15, 2022 (marked copy). (Filed herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

September 19, 2022

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